UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2015

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-357334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 East Swedesford Road, Suite 1050,

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Collaboration and License Agreement with Acura

On January 7, 2015, Egalet Corporation (“we” or the “Company”), and Egalet US, Inc., our wholly owned subsidiary and a Delaware corporation “ (Egalet US”), and Egalet Ltd., our wholly owned subsidiary and a company organized under the laws of England and Wales (“Egalet UK, and together with Egalet US and us, “Egalet”) entered into a Collaboration and License Agreement, (the “License Agreement”) with Acura Pharmaceuticals, Inc., a New York corporation (“Acura”) to commercialize Oxaydo™ (oxycodone hydrochloride) tablets containing Acura’s  Aversion® Technology. Oxaydo (formerly known as Oxecta®) is currently approved by the U.S. Food and Drug Administration (“FDA”) for marketing in the United States in 5 and 7.5 mg strengths. Under the terms of the License Agreement, Acura is transferring  the  approved New  Drug Application (“NDA”) for Oxaydo to Egalet and Egalet is granted an exclusive license under Acura’s intellectual property rights for development and commercialization of Oxaydo worldwide (the “Territory”) in all strengths.

In accordance with the License Agreement, Acura and Egalet will form a joint steering committee to coordinate commercialization strategies and the development of product line extensions.  Egalet will pay a significant portion of the expenses relating to (i) annual NDA PDUFA product fees, (ii) expenses of the FDA required post-marketing study for Oxaydo and (iii) expenses of clinical studies for product line extensions (additional strengths) of Oxaydo for the United States and will bear all of the expenses of development and regulatory approval of Oxaydo for sale outside the United States.

Egalet is responsible for all manufacturing and commercialization activities in the Territory for Oxaydo. Subject to certain exceptions, Egalet will have final decision making authority with respect to all development and commercialization activities for Oxaydo. Egalet may develop Oxaydo for other countries and in additional strengths in its discretion.

Egalet will pay Acura an upfront payment of $5 million dollars within 10 days after signing of the License Agreement and a $2.5 million milestone on the earlier to occur of (A) the launch of Oxaydo and (B) January 1, 2016, but in no event earlier than June 30, 2015.  In addition, Acura will be entitled to a one-time $12.5 million milestone payment when Oxaydo net sales reach a specified level of $150 million in a calendar year.

In addition, Acura will receive from Egalet a stepped royalty at percentage rates ranging from mid-single digits to double-digits on net sales during a calendar year based on Oxyado net sales during such year.   In any calendar year in which net sales exceed a specified threshold, Acura will receive a double digit royalty on all Oxaydo net sales in that year. Egalet’s royalty payment obligations commence on the first commercial sale of Oxaydo and expire, on a country-by-country basis, upon the expiration of the last to expire valid patent claim covering Oxaydo in such country (or if there are no patent claims in such country, then upon the expiration of the last valid claim in the United States).  Royalties will be reduced upon the entry of generic equivalents, as well for payments required to be made by Egalet to acquire intellectual property rights to commercialize Oxaydo, with an aggregate minimum floor.

The Agreement expires upon the expiration of Egalet’s royalty payment obligations in all countries. Either party may terminate the License Agreement in its entirety if the other party breaches a payment obligation, or otherwise materially breaches the License Agreement, subject to applicable cure periods, or in the event the other party makes an assignment for the benefit of creditors, files a petition in bankruptcy or otherwise seeks relief under applicable bankruptcy laws.   Acura also may terminate the License Agreement with respect to the U.S. and other countries if Egalet materially breaches its commercialization obligations.  Egalet may terminate the License Agreement for convenience on 120 days prior written notice, which termination may not occur prior to the second anniversary of Egalet’s launch of Oxaydo.  Egalet also may terminate the License Agreement prior to the launch of Oxyado on 30 days prior written notice upon the occurrence of serious safety issues, regulatory restrictions and intellectual property issues, in each case involving Oxaydo. Termination does not affect a party’s rights accrued prior thereto, but there are no stated payments in connection with termination other than payments of obligations previously accrued. For all terminations (but not expiration), the License Agreement provides for the transition of development and marketing of Oxaydo from Egalet to Acura, including the conveyance by Egalet to Acura of the trademarks and all regulatory filings and approvals relating to Oxaydo, and for Egalet’s supply of Oxaydo for a transition period.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, which the Company expects to file as an exhibit to a report filed under the Securities Exchange Act of 1934 (the “Exchange Act”) and intends to seek confidential treatment for certain terms and provisions of the License Agreement. The License Agreement contains warranties and covenants that Acura, on one hand, and Egalet, on the other hand, made to each other as of specific dates. The assertions embodied in those warranties and covenants were made solely for purposes of the License Agreement between the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the License Agreement. The warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the parties to the License Agreement rather than establishing matters as facts. Moreover, information concerning the subject matter of the warranties may change after the date of the License Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the warranties as statements of factual information at the time they were made or otherwise.

Loan and Security Agreement with Hercules

On January 7, 2015, the Company and Egalet US entered into a loan and security agreement (the “Loan Agreement”) with the several banks and other financial institutions or entities from time to time party to the Loan Agreement (collectively, the “Lender”) and Hercules Technology Growth Capital, Inc., as agent (“Hercules”), pursuant to which the Company may borrow pursuant to a term loan of up to $15,000,000, all of which was funded on January 8, 2015.  The term loan bears an interest rate per annum equal to the greater of either (i) 9.40% plus the prime rate as reported in The Wall Street Journal minus 3.25% or (ii) 9.40%. Pursuant to the terms of the Loan Agreement, the Company will make interest-only payments for 12 months, and then repay the principal balance of the loan in 30 equal monthly payments of principal and interest through the scheduled maturity date on July 1, 2018.

In connection with the Loan Agreement, each of the Company and Egalet US granted a security interest in substantially all of its assets, excluding intellectual property and certain new drug applications and related approvals, as collateral for the obligations under the Loan Agreement.

The Loan Agreement also contains representations and warranties by both the Company and Egalet US, and indemnification in favor of Hercules and the Lender. The Company and Egalet US are

required to comply with various customary covenants, including, among others, restrictions on indebtedness, investments, distributions, transfers of assets and acquisitions.  The Loan Agreement contains several events of default, including, among others, payment defaults, breaches of covenants or representations, material impairment in the perfection of Hercules’ security interest or in the collateral and events related to bankruptcy or insolvency. Upon an event of default, Hercules may declare all outstanding obligations immediately due and payable (along with a prepayment charge), a default rate of an additional 4.0% may be applied to the outstanding loan balances, and Hercules may take such further actions as set forth in the Loan Agreement, including collecting or taking such other action with respect to the collateral pledged in connection with the Loan Agreement.

In connection with the Loan Agreement, the Company issued Hercules a warrant (the “Warrant”) to purchase $600,000 in shares of the Company’s common stock (“Common Stock”) at an exercise price of $5.29 per share (or, approximately 113,421 shares of Common Stock). The Warrant is exercisable for a period of five years beginning on the date of issuance. The exercise price and the number of shares of Common Stock purchasable are subject to adjustment as set forth in the Warrant.  The Warrant does not entitle Hercules to any voting rights or other rights as a stockholder of the Company prior to the exercise of the Warrant. Until the shares of Common Stock issuable upon exercise of the Warrant may be resold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the holder of the Warrant has “piggyback” and Form S-3 registration rights pursuant to and as set forth in the Company’s investment rights agreement or similar agreement (the “Investor Rights Agreement”), which requires the Company to use its commercially reasonable efforts to include the shares of Common Stock issued and issuable upon exercise of the Warrant in a registration statement in which the parties to the Investor Rights Agreement have had their shares registered.

In connection with the Loan Agreement, the Company also entered into a pledge agreement with Hercules (the “Pledge Agreement”), pursuant to which the Company pledged 100% of its interest in each of Egalet US and Egalet UK, as further security of the Company’s obligations under the Loan Agreement.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which the Company expects to file as an exhibit to a report filed under the Exchange Act and intends to seek confidential treatment for certain terms and provisions of the Loan Agreement. The Loan Agreement contains warranties and covenants that the Hercules, on one hand, and Egalet US and the Company, on the other hand, made to each other as of specific dates. The assertions embodied in those warranties and covenants were made solely for purposes of the Loan Agreement between the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Loan Agreement. The warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the parties to the Loan Agreement rather than establishing matters as facts. Moreover, information concerning the subject matter of the warranties may change after the date of the Loan Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the warranties as statements of factual information at the time they were made or otherwise.

Asset Purchase Agreement with Luitpold

On January 8, 2015, the Company entered into and consummated the transactions contemplated by an Asset Purchase Agreement (the “Purchase Agreement”) with Egalet US and Luitpold Pharmaceuiticals, Inc. (“Luitpold”).  Pursuant to the Purchase Agreement, Egalet US acquired specified assets and liabilities associated with Sprix® (ketorolac tromethamine) Nasal Spray for a purchase price of

$7,000,000, $315,000 of which was deposited into an escrow account to secure Luitpold’s indemnification obligations under the Purchase Agreement.  The purchase price is subject to adjustment based on a final inventory count of the finished goods being purchased by Egalet US. Egalet US concurrently purchased an additional $1,128,000 of glassware, equipment and active pharmaceutical agreement from Luitpold, and agreed to purchase an additional $339,823 of active pharmaceutical ingredient after closing within two business days of the release of such active pharmaceutical ingredient from Luitpold’s supplier. Subsequent to the closing of the transaction, Egalet increased the wholesale acquisition price of Sprix from $185 to $942 for one box of five bottles.

The Purchase Agreement contains customary representations, warranties and covenants from Egalet US and Luitpold, as well as provisions relating to indemnity, confidentiality and other matters. In addition, Luitpold agreed, for a period of three years, not to compete with any nasal spray product containing a non-steroidal anti-inflammatory drug in the United States, (ii) solicit any of the suppliers or wholesalers for Sprix for the purpose of diverting business away from Egalet US; (iii) intentionally interfere in any material respect with the business relationships relating to Sprix between the Egalet US and customers or suppliers of Egalet US or (iv) assist or participate with any affiliates of Luitpold in connection with any of the foregoing.

As part of the Purchase Agreement, Luitpold and Egalet US entered into a Transition Services Agreement, pursuant to which, Luitpold has agreed to provide Egalet US certain transition services for specified periods of time in exchange for the payment of agreed-upon amounts for such services.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which the Company expects to file as an exhibit to a report filed under the Exchange Act and intends to seek confidential treatment for certain terms and provisions of the Purchase Agreement. The Purchase Agreement contains warranties and covenants that the Luitpold, on one hand, and Egalet US, on the other hand, made to each other as of specific dates. The assertions embodied in those warranties and covenants were made solely for purposes of the Purchase Agreement between the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts. Moreover, information concerning the subject matter of the warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the warranties as statements of factual information at the time they were made or otherwise.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets

The disclosure set forth in Item 1.01 under the heading “Asset Agreement Purchase Agreement with Luitpold” is incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Section of Item 1.01 entitled “Loan and Security Agreement with Hercules” is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The historical financial information required by this Item 9.01(a) related to the acquisition referenced in Item 2.01 above is not included in this Current Report on Form 8-K. The historical financial information will be filed by an amendment to this report no later than 71 calendar days after the date of this report.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) related to the acquisition referenced in Item 2.01 above is not included in this Current Report on Form 8-K. The pro forma financial information will be filed by an amendment to this report no later than 71 calendar days after the date of this report.

(c)  Exhibits

Exhibit Number	Description

99.1	Press Release dated January 8, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2015	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 8, 2015.